Private Client Services FundsSM Prospectus Supplement February 11, 2019 (for prospectus dated January 1, 2019, as supplemented to date)

1.	The following sixth paragraph under the “Principal investment strategies” section of the Capital Group California Core Municipal FundSM and Capital Group California Short-Term Municipal FundSM summary portion of the prospectus is removed:

The investment adviser uses a system of multiple portfolio managers in managing the fund’s assets. Under this approach, the portfolio of the fund is divided into segments managed by individual managers who decide how their respective segments will be invested.

2.	The following fourth paragraph under the “Principal investment strategies” section of the Capital Group Core Bond FundSM summary portion of the prospectus is removed:

The investment adviser uses a system of multiple portfolio managers in managing the fund’s assets. Under this approach, the portfolio of the fund is divided into segments managed by individual managers who decide how their respective segments will be invested. Notwithstanding this system, the fund is currently managed by one portfolio manager.

3.	The following language under the headings “Investment adviser” and “Portfolio managers” in the “Management” section of the Capital Group California Core Municipal Fund and Capital Group California Short-Term Municipal Fund summary portion of the prospectus is amended in its entirety to read as follows:

Management

Investment adviser Capital Guardian Trust CompanySM

Portfolio manager The individual primarily responsible for the portfolio management of the fund is:

Keep this supplement with your prospectus.

Lit. No. MFGEBS-312-0219O Printed in USA CGD/AFD/10039-S70299